HCC
Insurance Holdings
Inc.

ABOUT FORWARD LOOKING STATEMENTS

This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements.

Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

HCC

OVERVIEW

CORPORATE PROFILE

- International Specialty Insurance Group founded in 1974
- Operations include Life and Property & Casualty Insurance Companies, Underwriting Agencies and Intermediaries
- Rated A+ (Superior) by A.M. Best Company and AA (Very Strong) by Standard & Poor's

HCC

CORPORATE PHILOSOPHY

- Capital Preservation through Underwriting Discipline
- Earnings Growth through Diversification of Operations, Opportunistic Expansion of Existing Lines of Business, Strategic Investments and Acquisitions
- Increased Return on Equity and Enhancement of Shareholder Value

HCC

EXECUTIVE MANAGEMENT

Stephen L. Way
Age 52
Chairman & CEO

John N. Molbeck, Jr.
Age 55
President & COO

Edward H. Ellis, Jr.
Age 58
Chief Financial Officer

Susan L. Howie
Age 52
EVP – Corporate Services

Craig J. Kelbel
Age 47
EVP – Agencies

Christopher L. Martin
Age 35
General Counsel

Benjamin D. Wilcox
Age 57
EVP – Insurance Cos.

GROWTH IN SHAREHOLDER'S EQUITY
($ in millions)


$146
$225
$366
$458
$765
1993
1995
1997
1999
2001
(Estimate)

HCC

MAJOR DEVELOPMENTS 2001

◆ January 2001	Acquisition of Schanen
◆ March 2001	Equity Offering
◆ August 2001	Convertible Debt Offering
◆ September 11, 2001	Catastrophe Loss
◆ October 2001	Acquisitions PIA & ASU

HCC

OPERATIONS

LINES OF BUSINESS

- Life, Accident & Health
- Aviation
- Property, Marine & Energy
- Other – Including Kidnap & Ransom, Professional Liability, D&O Liability and Contingency

HCC

REVENUE DIVERSIFICATION

- Earned Premium
- Management Fee Income
- Commission Income
- Investment Income

HCC

ORGANIZATIONAL STRUCTURE

Insurance Companies	Insurance Intermediaries	Underwriting Agencies
Houston Casualty Company	HCC Employee Benefits	HCC Benefits
HCC Life Insurance Company	HCC Intermediaries	Professional Indemnity Agency
U.S. Specialty Insurance Company	Rattner Mackenzie	ASU International
Avemco Insurance Company		

HCC

INSURANCE COMPANY OPERATIONS

- Capital Intensive
- Risk Bearing
- Limited Downside through Prudent Reinsurance
- Rapid Earnings Growth Potential

HCC

INSURANCE COMPANY PREMIUM
($ in millions)


Gross Written Premium
Net Written (Retained) Premium
$143
$346
$122
$498
$140
$568
$284
$967
$367
$1,100
1997
1998
1999
2000
2001
(Estimate)

HCC

CATASTROPHE REINSURANCE PHILOSOPHY

- Realistic Assessment of Exposures
- Reinsurance Protection for 100% of Probable Maximum Loss
- Quality Reinsurance Security
- Purchase Protection Every Year Regardless of Market Conditions

UNDERWRITING AGENCY OPERATIONS

- Provides Underwriting and Claims Expertise on behalf of Insurance Companies
- No Capital Required
- Non-Risk Bearing Management Fee Income
- Control of Premium Distribution

MANAGEMENT FEES
($ in millions)


Pro Forma for Current Operations
$27
$41
$49
$83
$90
1997
1998
1999
2000
2001
(Estimate)

HCC

INTERMEDIARY OPERATIONS

- Specialty Retail, Wholesale and Reinsurance Brokers
- No Capital Required
- Non-Risk Bearing Commission Income

HCC

COMMISSION INCOME
($ in millions)



$25
$41
$58
$50
$45
1997
1998
1999
2000
2001
(Estimate)

HCC

FINANCIAL

STRONG BALANCE SHEET

- Conservative Loss Reserves
- Strong Liquidity and Positive Cash Flow
- High Quality Investment Portfolio
- Assets of $3.2 Billion
- Shareholders' Equity in excess of $750 million
- Debt to Total Capital Under 20%

HCC

STRONG GROWTH IN INVESTMENT ASSETS

($ in millions)


$519
$526
$581
$711
$885
1997
1998
1999
2000
2001
(Estimate)

HCC

CONSERVATIVE INVESTMENT PORTFOLIO


Taxable Securities - 36%
Investment Grade
Average Maturity: 3.7 years
Duration: 2.7 years
Tax Exempt Securities - 23%
Investment Grade
Average Maturity: 6.4 years
Duration: 4.7 years
Other
3%
Short Term
Investments – 38%

December 31, 2001
$885 million (Estimate)

INVESTMENT INCOME
($ in millions)



$28
$29
$31
$40
$40
1997
1998
1999
2000
2001
(Estimate)

HCC

SUPERIOR REVENUE GROWTH
($ in millions)


$281
$310
$346
$474
$525
1997
1998
1999
2000
2001
(Estimate)

HCC

CONSISTENT GROWTH IN BOOK VALUE
($ in millions, except per share data)



Shareholders' Equity
Book Value Per Share
$7.50
$366
$8.94
$440
$9.20
$458
$10.34
$531
$12.35
$765
1997
1998
1999
2000
2001
(Estimate)

HCC

CONSOLIDATED LEVERAGE
($ in Millions)

	1999	2000	Estimate 2001
Total Debt	243	212	182
Total Capital (including Debt)	700	743	947
Debt to Capital Ratio	35%	29%	19%

HCC

LIQUIDITY

- Cash Flow
- Shelf Registration
- Line of Credit

FOCUS FOR THE FUTURE

FOCUS FOR THE FUTURE

- Cash Flow and Investment Income
- Margins
- Acquisitions
- Growth and Diversification
- Underwriting Performance

HCC

ACQUISITION STRATEGY

- New Lines of Business
- Expansion of Existing Lines of Business
- Distribution
- Earnings Synergy

ACQUISITIONS

Company	Date Acquired	Description
Rattner Mackenzie Limited	1/99	Lloyd's Reinsurance Broker Life and Accident & Health
The Centris Group, Inc.	12/99	Underwriting Agency and Insurance Co. Life and Accident & Health
Schanen Consulting Group	1/01	Specialty Retail Insurance Broker Employee Benefits
Professional Indemnity Agency	10/01	Underwriting Agency Professional Liability and Kidnap & Ransom
ASU International	10/01	Underwriting Agency Specialty Disability and Contingency

REVENUE DIVERSIFICATION

(Revenue $ in millions)



Total Revenue
Risk Bearing
$186
$281
$168
$310
$162
$346
$291
$474
$376
$505
1997
1998
1999
2000
2001
(Estimate)

HCC

UNDERWRITING

- Very Experienced Underwriters for Each Specialty
- Key Underwriters Compensated by P.C.
- Internal and External Actuarial Reviews
- Operational Audits and Large Loss Reviews
- Constant Monitoring of Loss Ratios

COMPETITIVE ADVANTAGES

- Highly Rated Insurance Companies
- Strong Financials
- Reputation and Experience
- Group Synergy
- Market Leader

HCC IS A MARKET LEADER

- Medical Stop-Loss
- General Aviation
- Property, Marine & Energy
- Kidnap & Ransom
- Specialty Disability

CURRENT MARKET CONDITIONS

- Rate Increases
- Retention's / Deductibles Increases
- More Restricted Terms
- Rapidly Contracting Reinsurance Markets
- Improved Underwriting Results
- Increased Premium Retention for HCC

HCC

ABOUT FORWARD LOOKING STATEMENTS

This presentation contains certain "forward looking statements" within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward looking statements include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including, such things as future capital expenditures, business strategies, competitive strengths, goals, growth of our business and operations, plans, and references to future successes may be considered forward looking statements. Also, when we use the words such as "anticipate", "believe", "estimate", "expect", "intend", "plan", "probably", or similar expressions, we are making forward looking statements.

Many risks and uncertainties may impact the matters addressed in these forward looking statements. Many possible events or factors could affect our future financial results and performance. These could cause our results or performance to differ materially from those we express in our forward looking statements. Although we believe that the assumptions underlying our forward looking statements are reasonable, any of these assumptions, and therefore also the forward looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward looking statements included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives and plans will be achieved.

Our forward looking statements speak only as of the date made and we will not update these forward looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, the forward looking events discussed in this presentation may not occur.

HCC

HCC
Insurance Holdings
Inc.